Cost of sales	12 Months Ended
Dec. 31, 2025
Profit or loss [abstract]
Cost of sales
7. Cost of sales
Cost of sales in 2025, 2024 and 2023 amounted to €622,910 thousand, €650,087 thousand and €680,235 thousand, respectively, consisting of costs directly related to the production, procurement and supply of goods and services, including direct labor costs, costs for raw materials and components used to manufacture the Group’s products (primarily fibers and yarns of wool, silk, cotton, linen, cashmere and related fabrics, as well as leather and certain rare raw materials such as vicuña yarns), costs for semi-finished products, finished goods, consumables and outsourced manufacturing from third parties. Cost of sales also includes depreciation, amortization and impairment of assets used for production, lease expenses, maintenance, write-downs of inventory, freight and duty, and other production related costs, including manufacturing overhead. The remaining costs mainly include insurance and transportation costs.